NET LOSS PER SHARE	12 Months Ended
Jan. 01, 2023
Earnings Per Share [Abstract]
NET LOSS PER SHARE	NET LOSS PER SHAREWe calculate basic net loss per share by dividing earnings allocated to common stockholders by the basic weighted-average number of common shares outstanding for the period. Shares issued in connection with the Physical Delivery Forward are excluded for the purpose of calculating net loss per share after its reclassification from liability to equity at the end of the Note Valuation Period as this constitutes a share lending arrangement. Diluted weighted-average shares is computed using basic weighted-average number of common shares outstanding plus any potentially dilutive securities outstanding during the period using the treasury-stock-type method and the if-converted method, except when their effect is anti-dilutive. Potentially dilutive securities include stock options, restricted stock units, and the outstanding Green Convertible Notes and 2027 Notes. The following table presents the calculation of basic and diluted net loss per share attributable to stockholders:

	Fiscal Year Ended
(In thousands, except per share data)	January 1, 2023	January 2, 2022	January 3, 2021
Net loss:
Net loss attributable to stockholders	(267,424)	(254,520)	(142,631)

Number of shares:
Basic and diluted weighted-average common shares(1)	40,920	37,457	24,502

Basic and diluted net loss per share(1)	(6.54)	(6.79)	(5.82)

(1)As a result of our net loss attributable to stockholders for fiscal years 2020, 2021 and 2022, the inclusion of all potentially dilutive restricted stock units, and common shares under the Green Convertible Notes and 2027 Notes, where applicable, would be anti-dilutive. Therefore, these were excluded from the computation of the weighted-average shares for diluted net loss per share.